As filed with the Securities and Exchange Commission on April 29, 2026
File No. 811-23149
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 45	☒
(Check appropriate box or boxes)

THRIVENT CORE FUNDS
(Exact Name of Registrant as Specified in Charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of Principal Executive Offices) (Zip Code)

(612) 844 - 7190
(Registrant’s Telephone Number, Including Area Code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Core Funds
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and Address of Agent for Service)

EXPLANATORY NOTE
This Amendment No. 45 to the Registration Statement of Thrivent Core Funds (the “Registrant”) on Form N-1A (File No. 811-23149) (the “Registration Statement”) amends certain information with respect to Thrivent Core Short-Term Reserve Fund (the “Fund”) included in Parts A and B of the Registrant's Amendment No. 44, filed on February 27, 2026, under the Investment Company Act of 1940, as amended. Parts A and B as filed in Amendment 44 are incorporated herein by reference.
The Fund’s shares described in this Registration Statement are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by domestic investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Amendment to the Registration Statement filed on behalf of the Fund does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any beneficial interests in the Fund.
In addition to the Fund described in this Registration Statement, the Registrant offers series pursuant to a separate prospectus and statement of additional information filed under the 1933 Act and the Investment Company Act of 1940; the filing of this Registration Statement does not affect such other prospectus and statement of additional information of the Registrant.

Supplement Dated April 30, 2026
to the Part A and the Part B, each dated February 27, 2026, for Thrivent Core Short-Term Reserve Fund (the “Fund”), a series of Thrivent Core Funds
Effective immediately, John M. Northup, CFA, has been named as the portfolio manager for the Fund. He is a Senior Portfolio Manager. Prior to joining Thrivent in 2026, he was employed by RBC Global Asset Management from 2005 to 2026. Mr. Northup has worked in the investment management industry since 2000. William D. Stouten will no longer serve as a portfolio manager for the Fund due to his retirement.
Please include this Supplement with your Part A and Part B.
31694

PART C
Item 28.
Exhibits

(a)(1)	Declaration of Trust, effective as of March 18, 2016, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 811-23149, filed on May 4, 2016.
(b)	Not Applicable
(c)	None
(d)(1)
Investment Advisory Agreement between Thrivent Core Funds and Thrivent Asset Management, LLC,
incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 811-23149, filed on May 4, 2016.

(d)(2)	Amendment No. 1 to Investment Advisory Agreement, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on June 21, 2017.
(d)(3)	Amendment No. 2 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on August 30, 2017.
(d)(4)	Amendment No. 3 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 8, 2017.
(d)(5)	Amendment No. 4 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on January 31, 2020.
(d)(6)	Amendment No. 5 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2022.
(d)(7)	Amendment No. 6 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 7, 2022.
(d)(8)	Amendment No. 7 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 27, 2026.
(e)(1)
Distribution Agreement between Thrivent Core Funds and Thrivent Distributors, LLC, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 811-23149, filed on May 4, 2016.

(e)(2)	Amendment No. 1 to Distribution Agreement, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on June 21, 2017.
(e)(3)	Amendment No. 2 to Distribution Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on August 30, 2017.
(e)(4)	Amendment No. 3 to Distribution Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 8, 2017.
(e)(5)	Amendment No. 4 to Distribution Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on January 31, 2020.
(e)(6)	Amendment No. 5 to Distribution Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2022.
(e)(7)	Amendment No. 6 to Distribution Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 7, 2022.
(e)(8)	Amendment No. 7 to Distribution Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 27, 2026.
(f)	Not Applicable
(g)(1)
Master Custodian Agreement with State Street Bank and Trust Company (“State Street”), incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28,
2018.

(g)(2)
Letter Agreement, dated May 18, 2022, between Registrant and State Street, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 7,
2022.

(g)(3)
Amendment to Custody Agreement, effective February 28, 2023, between Registrant and State Street, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2023 .

(g)(4)
Amendment to Custody Agreement effective April 30, 2023, between Registrant and State Street, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on
February 28, 2024.

(g)(5)
Letter Agreement Amendment dated January 6, 2025, to Master Custodian Agreement between Registrant and
State Street, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-
23149, filed on February 27, 2025.

(g)(6)
Amendment dated February 21, 2025, to Master Custodian Agreement between Registrant and State Street, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 27, 2025.

(g)(7)
Amendment dated June 26, 2025, to Master Custodian Agreement between Registrant and State Street, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 27, 2026 .

(h)(1)
Transfer Agency and Service Agreement between Thrivent Core Funds, Thrivent Cash Management Trust and
Thrivent Financial Investor Services Inc., incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2017.

(h)(2)
Amendment No. 1 to Transfer Agency and Service Agreement, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on June 21, 2017.

(h)(3)	Amendment No. 2 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on August 30, 2017.
(h)(4)
Amendment No. 3 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 8, 2017.

(h)(5)
Amendment No. 4 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on January 31, 2020.

(h)(6)
Amendment No. 5 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on January 31, 2020.

(h)(7)	Amendment No. 6 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2022.
(h)(8)
Amendment No. 7 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 7, 2022.

(h)(9)	Amendment No. 8 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 27, 2026.
(h)(10)
Administrative Services Agreement between Thrivent Core Funds and Thrivent Asset Management, LLC,
incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 811-23149, filed on May 4, 2016.

(h)(11)
Amendment No. 1 to Administrative Services Agreement, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on June 21, 2017.

(h)(12)	Amendment No. 2 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on August 30, 2017.
(h)(13)	Amendment No. 3 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 8, 2017.
(h)(14)	Amendment No. 4 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on February 28, 2019.
(h)(15)	Amendment No. 5 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on January 31, 2020.
(h)(16)	Amendment No. 6 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2022.
(h)(17)	Amendment No. 7 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-218855/811-23149, filed on December 7, 2022.
(h)(18)	Amendment No. 8 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 28, 2024.
(h)(19)	Amendment No. 9 to Administrative Services Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-23149, filed on February 27, 2026.
(i)	Not Applicable
(j)	Not Applicable
(k)	Not Applicable
(l)	None
(m)	Not Applicable
(n)	Not Applicable

(o)	Not Applicable
(p)	Code of Ethics (Rule 17j-1) for Registrant, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-21885/811-23149, filed on December 3, 2025.
(q)	Powers of Attorney, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 333-21885/811-23149, filed on December 3, 2025.
Item 29.
Persons Controlled by or Under Common Control with Registrant
Registrant is a Delaware statutory trust organized on March 18, 2016. Registrant’s sponsor, Thrivent Financial for Lutherans (“Thrivent”), is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.

Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Bank[2]	Industrial bank	Utah
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Capital Advisors, LLC[2]	Investment adviser	Delaware
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
BADGER FBN 2025 HOLDINGS, LLC[1]	Special purpose entity	Delaware
BADGER FBN 2025, LLC[5]	Special purpose entity	Delaware
Trout Holdings GP, LLC[1]	General partner	Delaware
Trout Holdings, L.P.[1]	Private equity fund	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[6]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[7]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[8]	Special purpose entity	Delaware
TLC 193 LLC[9]	Special purpose entity	Delaware
Museum Finance, LLC[9]	Special purpose entity	Delaware
College Ave Administrator LLC[8]	Special purpose entity	Delaware
College Ave Depositor, LLC[8]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[8]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[8]	Special purpose entity	Delaware
Thrivent White Rose GP II, LLC[10]	General partner	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund II Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[10]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[11]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose GP XV Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund VI, L.P.[11]	Private equity real estate fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Feeder VI, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Endurance GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund IV, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder IV, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Private Credit GP I, LLC[10]	General partner	Delaware
Thrivent White Rose Private Credit Fund I Structured Note LP11	Private credit fund	Delaware
Thrivent White Rose Private Credit Fund I LP11	Private credit fund	Delaware
Twin Bridge Capital Partners, LLC[13]	Investment adviser	Delaware

1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Wholly owned subsidiary of BADGER FBN 2025 HOLDINGS, LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
10
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. Thrivent owns an interest in the limited liability company and is the ultimate controlling entity.
11
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
12
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund. Thrivent is the ultimate controlling entity.
13
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, Twin Bridge Titan Fund, and Twin Bridge Amplify Fund limited partnerships.
Item 30.
Indemnification
Under Article IX of the Registrant’s Declaration of Trust, the Trust shall indemnify any indemnitee for covered expenses (expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding) in any covered proceeding (any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party), whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither “interested persons,” as defined in the 1940 Act, nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.
Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) here shall have been a determination, based on a review of the readily available facts (as opposed to a fully trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustee who are neither “interested persons” as defined in the 1940 Act, nor parties to the covered proceeding.
Item 31.
Business and Other Connections of the Investment Adviser
Thrivent Asset Management, LLC is the investment adviser and administrator of Registrant. Information about Thrivent Asset Management’s financial industry activities or affiliations, as well as the business and other connections of the directors and officers of Thrivent Asset Management, is included on the Form ADV that Thrivent Asset Management has on file with the Securities and Exchange Commission (file No. 801-64988).
Item 32.
Principal Underwriters
(a)
Thrivent Distributors, LLC serves as principal underwriter and distributor for Thrivent Mutual Funds, Thrivent Core Funds, Thrivent Cash Management Trust, and Thrivent Series Fund, Inc.
(b)
The managers and executive officers of Thrivent Distributors, LLC are listed below. Unless otherwise indicated, their principal address is 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Michael W. Kremenak	Elected Manager and President	Trustee and President
Jamie L. Riesterer 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Elected Manager	N/A
Troy A. Beaver	Elected Manager and Vice President	Vice President
Jeffrey D. Cloutier	Chief Financial Officer	N/A
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
John D. Jackson	Chief Legal Officer and Secretary	Secretary and Chief Legal Officer
Daniel R. Chouanard	Vice President	N/A
Andrew R. Kellogg 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Vice President	Vice President
Jason D. Sterling 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Vice President	N/A
Jessica E. English 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Assistant Secretary	N/A
Cynthia J. Nigbur 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Assistant Secretary	N/A
(c)
Not applicable

Item 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

Registrant:	901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211
4321 N. Ballard Rd. Appleton, Wisconsin 54919
Adviser and Administrator:	Thrivent Asset Management, LLC 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211
4321 N. Ballard Rd. Appleton, Wisconsin 54919
Custodian:	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016
Sub-Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc. (SS&C GIDS, Inc.) 1055 Broadway Kansas City, Missouri 64105
Item 34.
Management Services
None.
Item 35.
Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, Thrivent Core Funds, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April, 2026.
THRIVENT CORE FUNDS
By:	/s/ John D. Jackson
John D. Jackson, Secretary and Chief Legal Officer